UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 1, 2016
SANTANDER CONSUMER USA HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	001-36270 (Commission File Number)	32-0414408 (IRS Employer Identification No.)

1601 Elm St. Suite #800 Dallas, Texas (Address of Principal Executive Offices)	75201 (Zip Code)

Registrant's telephone number, including area code:  (214) 634-1110
n/a

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation from the Board of Directors by Tom Dundon

(b)
On April 1, 2016, Tom Dundon submitted his resignation as a member of the Board of Directors of Santander Consumer USA Holdings Inc., effective as of April 1, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER CONSUMER USA HOLDINGS INC.

Dated: April 7, 2016	By:	/s/ Christopher Pfirrman
Name: Christopher Pfirrman
Title: Senior Chief Legal Officer